UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2010

Anadys Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50632 (Commission File Number)	22-3193172 (IRS Employer Identification No.)
5871 Oberlin Drive, Suite 200
San Diego, CA 92121
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (858) 530-3600
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     On October 15, 2010, we filed a Current Report on Form 8-K (the “Original Form 8-K”) to report on the issuance and sale of up to an aggregate of 15,972,222 shares of our common stock pursuant to a shelf registration statement on Form S-3 (File No. 333-158342), which became effective on April 23, 2009. This amendment is being filed solely to amend the Original Form 8-K to include a corrected Exhibit 5.1. Except as otherwise noted, the Original Form 8-K is unaltered hereby.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Cooley LLP
23.1	Consent of Cooley LLP (included in Exhibit 5.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANADYS PHARMACEUTICALS, INC.
Dated: October 15, 2010	By:	/s/ Elizabeth E. Reed
		Name:	Elizabeth E. Reed
		Title:	Senior Vice President, Legal Affairs, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
5.1	Opinion of Cooley LLP
23.1	Consent of Cooley LLP (included in Exhibit 5.1)